EX-33.6
(logo) TRIMONT
REAL ESTATE ADVISORS


Management's Certification Regarding Compliance with Applicable Servicing
Criteria


TriMont Real Estate Advisors, Inc. (the "Asserting Party") is responsible for assessing compliance as of and for the year ended December 31, 2013 (the "Reporting Period") with the applicable servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB as set forth in Exhibit A hereto (the "Applicable Servicing Criteria"). The transactions covered by this report are only those transactions processed by the Asserting Party in its capacity as trust, senior trust or operating advisor for the asset backed securities transactions listed in Exhibit B hereto (the "Platform").

The Asserting Party has used the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission's Regulation AB to assess its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria as of December 31, 2013 and for the Reporting Period with respect to the Platform.

Grant Thornton LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2013 and for the Reporting Period as set forth in this assertion.


TriMont Real Estate Advisors, Inc.

March 1, 2014


/s/ Ernest J. Davis
Ernest J. Davis
Managing Director


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria
General Servicing Considerations

(d)(1)(i)    Policies    Policies and procedures  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             and         are instituted to
             Procedures  monitor any performance
                         or other triggers and
                         events of default in
                         accordance with the
                         transaction agreement.

(d)(1)(ii)   Policies    If any material          N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             and         servicing activities
             Procedures  are outsourced to third
             (vendors)   parties, policies and
                         procedures are
                         instituted to monitor
                         the third party's
                         performance and
                         compliance with such
                         servicing activities.

(d)(1)(iii)  Back-up     Any requirements in the  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Servicer    transaction agreements
                         to maintain a back-up
                         servicer for the pool
                         assets are maintained.



EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria
General Servicing Considerations

(d)(1)(i)    Policies    Policies and procedures  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             and         are instituted to
             Procedures  monitor any performance
                         or other triggers and
                         events of default in
                         accordance with the
                         transaction agreement.

(d)(1)(ii)   Policies    If any material          N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             and         servicing activities
             Procedures  are outsourced to third
             (vendors)   parties, policies and
                         procedures are
                         instituted to monitor
                         the third party's
                         performance and
                         compliance with such
                         servicing activities.

(d)(1)(iii)  Back-up     Any requirements in the  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Servicer    transaction agreements
                         to maintain a back-up
                         servicer for the pool
                         assets are maintained.



4


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(1)(iv)   Fidelity    A fidelity bond and      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Bond        errors and omissions
                         policy is in effect on
                         the party participating
                         in the servicing
                         function throughout the
                         reporting period in the
                         amount of coverage
                         required by and
                         otherwise in accordance
                         with the terms of the
                         transaction agreement.

Cash Collection and Administration

(d)(2)(i)    2 Days to   Payments on pool assets  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             deposit     are deposited into the
             Payments    appropriate custodial
             into        bank accounts and
             Custodial   related bank clearing
             Accounts    accounts no more than
                         two business days of
                         receipt, or such other
                         number of days specified
                         in the transaction
                         agreements.




EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(1)(iv)   Fidelity    A fidelity bond and      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Bond        errors and omissions
                         policy is in effect on
                         the party participating
                         in the servicing
                         function throughout the
                         reporting period in the
                         amount of coverage
                         required by and
                         otherwise in accordance
                         with the terms of the
                         transaction agreement.

Cash Collection and Administration

(d)(2)(i)    2 Days to   Payments on pool assets  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             deposit     are deposited into the
             Payments    appropriate custodial
             into        bank accounts and
             Custodial   related bank clearing
             Accounts    accounts no more than
                         two business days of
                         receipt, or such other
                         number of days specified
                         in the transaction
                         agreements.




5


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(2)(ii)   Wire        Disbursements made via   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Transfers   wire transfer on behalf
                         of an obligor or to an
                         investor are made only
                         by authorized personnel.

(d)(2)(iii)  Advances    Advances of funds or     N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
                         guarantees regarding
                         collections, cash flows
                         or distributions, and
                         any interest or other
                         fees charged for such
                         advances, are made,
                         reviewed and approved
                         as specified in the
                         transaction agreements.

(d)(2)(iv)   Comming-    The related accounts     N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             ling        for the transaction,
                         such as cash reserve
                         accounts or accounts
                         established as a form
                         of over
                         collateralization, are
                         separately maintained
                         (e.g., with respect to
                         commingling of cash) as
                         set forth in the
                         transaction agreements.



EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(2)(ii)   Wire        Disbursements made via   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Transfers   wire transfer on behalf
                         of an obligor or to an
                         investor are made only
                         by authorized personnel.

(d)(2)(iii)  Advances    Advances of funds or     N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
                         guarantees regarding
                         collections, cash flows
                         or distributions, and
                         any interest or other
                         fees charged for such
                         advances, are made,
                         reviewed and approved
                         as specified in the
                         transaction agreements.

(d)(2)(iv)   Comming-    The related accounts     N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             ling        for the transaction,
                         such as cash reserve
                         accounts or accounts
                         established as a form
                         of over
                         collateralization, are
                         separately maintained
                         (e.g., with respect to
                         commingling of cash) as
                         set forth in the
                         transaction agreements.



6


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(2)(v)    Federally   Each custodial account   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Insured     is maintained at a
             Institu-    federally insured
             tion        depository institution
                         as set forth in the
                         transaction agreements.
                         For purposes of this
                         criterion, "federally
                         insured depository
                         institution" with
                         respect to a foreign
                         financial institution
                         means a foreign financial
                         institution that meets
                         the requirements of
                         Section 240.13k-1(b)(1)
                         of this chapter. l.3
                         Each custodial account
                         shall be maintained at a
                         federally insured
                         depository institution
                         in trust for the
                         applicable investor.

(d)(2)(vi)   Unissued    Unissued checks are      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Checks      safeguarded so as to
                         prevent unauthorized
                         access.



EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(2)(v)    Federally   Each custodial account   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Insured     is maintained at a
             Institu-    federally insured
             tion        depository institution
                         as set forth in the
                         transaction agreements.
                         For purposes of this
                         criterion, "federally
                         insured depository
                         institution" with
                         respect to a foreign
                         financial institution
                         means a foreign financial
                         institution that meets
                         the requirements of
                         Section 240.13k-1(b)(1)
                         of this chapter. l.3
                         Each custodial account
                         shall be maintained at a
                         federally insured
                         depository institution
                         in trust for the
                         applicable investor.

(d)(2)(vi)   Unissued    Unissued checks are      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Checks      safeguarded so as to
                         prevent unauthorized
                         access.



7


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(2)(vii)  Reconcil-   Reconciliations are      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             iations     prepared on a monthly
                         basis for all asset-
                         backed securities
                         related bank accounts,
                         including custodial
                         accounts and related
                         bank clearing accounts.
                         These reconciliations:
                         (a) are mathematically
                         accurate; (b) are
                         prepared within 30
                         calendar days after the
                         bank statement cutoff
                         date, or such other
                         number of days specified
                         in the transaction
                         agreements; (c) are
                         reviewed and approved by
                         someone other than the
                         person who prepared the
                         reconciliation; and (d)
                         contain explanations for
                         reconciling items. These
                         reconciling items are
                         resolved within 90
                         calendar days of their
                         original identification,
                         or such other number of
                         days specified in the
                         transaction agreements.

Investor Remittance and Reporting



EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(2)(vii)  Reconcil-   Reconciliations are      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             iations     prepared on a monthly
                         basis for all asset-
                         backed securities
                         related bank accounts,
                         including custodial
                         accounts and related
                         bank clearing accounts.
                         These reconciliations:
                         (a) are mathematically
                         accurate; (b) are
                         prepared within 30
                         calendar days after the
                         bank statement cutoff
                         date, or such other
                         number of days specified
                         in the transaction
                         agreements; (c) are
                         reviewed and approved by
                         someone other than the
                         person who prepared the
                         reconciliation; and (d)
                         contain explanations for
                         reconciling items. These
                         reconciling items are
                         resolved within 90
                         calendar days of their
                         original identification,
                         or such other number of
                         days specified in the
                         transaction agreements.

Investor Remittance and Reporting



8


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(3)(i)    Reports     Reports to investors,    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1
             to the      including those to be
             Investor    filed with the
                         Commission, are
                         maintained in accordance
                         with the transaction
                         agreements and
                         applicable Commission
                         requirements.
                         Specifically, such
                         reports: (a) are
                         prepared in accordance
                         with timeframes and
                         other terms set forth in
                         the transaction
                         agreements; (b) provide
                         information calculated in
                         accordance with the terms
                         specified in the
                         transaction agreements;
                         (c) are filed with the
                         Commission as required
                         by its rules and
                         regulations; and (d)
                         agree with investors'
                         or the trustee's records
                         as to the total unpaid
                         principal balance and
                         number of pool assets
                         serviced by the servicer.



EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(3)(i)    Reports     Reports to investors,    X^1    X      X^4    X^1    X^1    X^3    X^1       X^5
             to the      including those to be
             Investor    filed with the
                         Commission, are
                         maintained in accordance
                         with the transaction
                         agreements and
                         applicable Commission
                         requirements.
                         Specifically, such
                         reports: (a) are
                         prepared in accordance
                         with timeframes and
                         other terms set forth in
                         the transaction
                         agreements; (b) provide
                         information calculated in
                         accordance with the terms
                         specified in the
                         transaction agreements;
                         (c) are filed with the
                         Commission as required
                         by its rules and
                         regulations; and (d)
                         agree with investors'
                         or the trustee's records
                         as to the total unpaid
                         principal balance and
                         number of pool assets
                         serviced by the servicer.



9


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(3)(ii)   Investor    Amounts due to           N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Remittance  investors are
                         allocated and remitted
                         in accordance with
                         timeframes, distribution
                         priority and other terms
                         set forth in the
                         transaction agreements.

(d)(3)(iii)  Investor's  Disbursements made to    N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Records     an investor are posted
                         within two business days
                         to the servicer's
                         investor records, or
                         such other number of
                         days specified in the
                         transaction agreements.

(d)(3)(iv)   Remittance  Amounts remitted to      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             and Bank    investors per the
             Statements  investor reports agree
                         with cancelled checks,
                         or other form of
                         payment, or custodial
                         bank statements.

Pool Asset Administration




EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(3)(ii)   Investor    Amounts due to           N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Remittance  investors are
                         allocated and remitted
                         in accordance with
                         timeframes, distribution
                         priority and other terms
                         set forth in the
                         transaction agreements.

(d)(3)(iii)  Investor's  Disbursements made to    N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Records     an investor are posted
                         within two business days
                         to the servicer's
                         investor records, or
                         such other number of
                         days specified in the
                         transaction agreements.

(d)(3)(iv)   Remittance  Amounts remitted to      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             and Bank    investors per the
             Statements  investor reports agree
                         with cancelled checks,
                         or other form of
                         payment, or custodial
                         bank statements.

Pool Asset Administration




10


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(i)    Collat-     Collateral or security   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             eral/       on pool assets is
             Security    maintained as required
             on Pool     by the transaction
             Assets      agreements or related
                         pool asset documents.

(d)(4)(ii)   Safeguard   Pool assets and related  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Pool        documents are
             Assets      safeguarded as required
                         by the transaction
                         agreements.

(d)(4)(iii)  Changes to  Any additions, removals  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             the Pool    or substitutions to the
             Assets      asset pool are made,
                         reviewed and approved
                         in accordance with any
                         conditions or
                         requirements in the
                         transaction agreements.




EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(i)    Collat-     Collateral or security   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             eral/       on pool assets is
             Security    maintained as required
             on Pool     by the transaction
             Assets      agreements or related
                         pool asset documents.

(d)(4)(ii)   Safeguard   Pool assets and related  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Pool        documents are
             Assets      safeguarded as required
                         by the transaction
                         agreements.

(d)(4)(iii)  Changes to  Any additions, removals  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             the Pool    or substitutions to the
             Assets      asset pool are made,
                         reviewed and approved
                         in accordance with any
                         conditions or
                         requirements in the
                         transaction agreements.




11


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(iv)   Obligor's   Payments on pool         N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Payment     assets, including any
             Record      payoffs, made in
                         accordance with the
                         related pool asset
                         documents are posted to
                         the applicable
                         servicer's obligor
                         records maintained no
                         more than two business
                         days after receipt, or
                         such other number of
                         days specified in the
                         transaction agreements,
                         and allocated to
                         principal, interest or
                         other items (e.g.,
                         escrow) in accordance
                         with the related pool
                         asset documents.

(d)(4)(v)    Pool Asset  The servicer's records   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Records     regarding the pool
             Match UPB   assets agree with the
                         servicer's records with
                         respect to an obligor's
                         unpaid principal
                         balance.




EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(iv)   Obligor's   Payments on pool         N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Payment     assets, including any
             Record      payoffs, made in
                         accordance with the
                         related pool asset
                         documents are posted to
                         the applicable
                         servicer's obligor
                         records maintained no
                         more than two business
                         days after receipt, or
                         such other number of
                         days specified in the
                         transaction agreements,
                         and allocated to
                         principal, interest or
                         other items (e.g.,
                         escrow) in accordance
                         with the related pool
                         asset documents.

(d)(4)(v)    Pool Asset  The servicer's records   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Records     regarding the pool
             Match UPB   assets agree with the
                         servicer's records with
                         respect to an obligor's
                         unpaid principal
                         balance.




12


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(vi)   Loan        Changes with respect to  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Modific-    the terms or status of
             ations      an obligor's pool asset
                         (e.g loan modifications
                         or re-agings) are made,
                         reviewed and approved by
                         authorized personnel in
                         accordance with the
                         transaction agreements
                         and related pool asset
                         documents.

(d)(4)(vii)  Loss        Loss mitigation or       X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1    X^1
             Mitigation  recovery actions (e.g.,
             Actions     forbearance plans,
                         modifications and deeds
                         in lieu of foreclosure,
                         foreclosures and
                         repossessions, as
                         applicable) are
                         initiated, conducted and
                         concluded in accordance
                         with the timeframes or
                         other requirements
                         established by the
                         transaction agreement.




EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(vi)   Loan        Changes with respect to  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Modific-    the terms or status of
             ations      an obligor's pool asset
                         (e.g loan modifications
                         or re-agings) are made,
                         reviewed and approved by
                         authorized personnel in
                         accordance with the
                         transaction agreements
                         and related pool asset
                         documents.

(d)(4)(vii)  Loss        Loss mitigation or       X^1    X      X^4    X^1    X^1    X^3    X^1       X^5
             Mitigation  recovery actions (e.g.,
             Actions     forbearance plans,
                         modifications and deeds
                         in lieu of foreclosure,
                         foreclosures and
                         repossessions, as
                         applicable) are
                         initiated, conducted and
                         concluded in accordance
                         with the timeframes or
                         other requirements
                         established by the
                         transaction agreement.




13


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(viii) Collection  Records documenting      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Efforts     collection efforts are
             Documented  maintained during the
                         period a pool asset is
                         delinquent in
                         accordance with the
                         transaction agreements.
                         Such records are
                         maintained on at least a
                         monthly basis, or such
                         other period specified
                         in the transaction
                         agreements, and describe
                         the entity's activities
                         in monitoring delinquent
                         pool assets including,
                         for example, phone
                         calls, letters and
                         payment rescheduling
                         plans in cases where
                         delinquency is deemed
                         temporary (e.g.,
                         illness or unemployment).




EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(viii) Collection  Records documenting      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Efforts     collection efforts are
             Documented  maintained during the
                         period a pool asset is
                         delinquent in
                         accordance with the
                         transaction agreements.
                         Such records are
                         maintained on at least a
                         monthly basis, or such
                         other period specified
                         in the transaction
                         agreements, and describe
                         the entity's activities
                         in monitoring delinquent
                         pool assets including,
                         for example, phone
                         calls, letters and
                         payment rescheduling
                         plans in cases where
                         delinquency is deemed
                         temporary (e.g.,
                         illness or unemployment).




14


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(ix)   ARMs        Adjustments to interest  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
                         rates or rates of
                         return for pool assets
                         with variable rates are
                         computed based on the
                         related pool asset
                         documents.




EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(ix)   ARMs        Adjustments to interest  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
                         rates or rates of
                         return for pool assets
                         with variable rates are
                         computed based on the
                         related pool asset
                         documents.




15


(page)


EXHIBIT A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(x)    Escrow      Regarding any funds      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Funds       held in trust for an
                         obligor such funds are
                         (a) analyzed, in
                         accordance with the
                         obligor's pool asset
                         documents, on at least
                         an annual basis, or such
                         other period specified
                         in the transaction
                         agreements; (b) interest
                         on such funds is paid,
                         or credited, to obligors
                         in accordance with
                         applicable pool asset
                         documents and state
                         laws; and (c) returned
                         to the obligor within 30
                         calendar days of full
                         repayment of the related
                         pool assets, or such
                         other number of days
                         specified in the
                         transaction agreements.




EXHIBIT A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(x)    Escrow      Regarding any funds      N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Funds       held in trust for an
                         obligor such funds are
                         (a) analyzed, in
                         accordance with the
                         obligor's pool asset
                         documents, on at least
                         an annual basis, or such
                         other period specified
                         in the transaction
                         agreements; (b) interest
                         on such funds is paid,
                         or credited, to obligors
                         in accordance with
                         applicable pool asset
                         documents and state
                         laws; and (c) returned
                         to the obligor within 30
                         calendar days of full
                         repayment of the related
                         pool assets, or such
                         other number of days
                         specified in the
                         transaction agreements.




16


(page)


Exhibit A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(xi)   Timely      Payments made on behalf  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Payments    of an obligor (such as
                         tax or insurance
                         payments) are made on
                         or before the related
                         penalty or expiration
                         dates, as indicated on
                         the appropriate bills or
                         notices for such
                         payments, provided that
                         such support has been
                         received by the servicer
                         at least 30 calendar
                         days prior to these
                         dates, or such other
                         number of days specified
                         in the transaction
                         agreements.




Exhibit A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(xi)   Timely      Payments made on behalf  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Payments    of an obligor (such as
                         tax or insurance
                         payments) are made on
                         or before the related
                         penalty or expiration
                         dates, as indicated on
                         the appropriate bills or
                         notices for such
                         payments, provided that
                         such support has been
                         received by the servicer
                         at least 30 calendar
                         days prior to these
                         dates, or such other
                         number of days specified
                         in the transaction
                         agreements.




17


(page)


Exhibit A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(xii)  Late        Any late payment         N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Payment     penalties in connection
             Penalties   with any payment to be
                         made on behalf of an
                         obligor are paid from
                         the Servicer's funds and
                         not charged to the
                         obligor, unless the late
                         payment was due to the
                         obligor's error or
                         omission.

(d)(4)(xiii) Obligor's   Disbursements made on    N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             Records     behalf of an obligor
                         are posted within two
                         business days to the
                         obligor's records
                         maintained by the
                         servicer, or such other
                         number of days specified
                         in the transaction
                         agreements.

(d)(4)(xiv)  Delinquen-  Delinquencies, Charge-   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             cies,       offs, and uncollectible
             Charge-     accounts are recognized
             offs,and    and recorded in
             Other       accordance with the
             Uncollect-  transaction agreements.
             ible
             Accounts




Exhibit A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(xii)  Late        Any late payment         N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Payment     penalties in connection
             Penalties   with any payment to be
                         made on behalf of an
                         obligor are paid from
                         the Servicer's funds and
                         not charged to the
                         obligor, unless the late
                         payment was due to the
                         obligor's error or
                         omission.

(d)(4)(xiii) Obligor's   Disbursements made on    N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             Records     behalf of an obligor
                         are posted within two
                         business days to the
                         obligor's records
                         maintained by the
                         servicer, or such other
                         number of days specified
                         in the transaction
                         agreements.

(d)(4)(xiv)  Delinquen-  Delinquencies, Charge-   N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             cies,       offs, and uncollectible
             Charge-     accounts are recognized
             offs,and    and recorded in
             Other       accordance with the
             Uncollect-  transaction agreements.
             ible
             Accounts




18


(page)


Exhibit A


                                                  WFRBS  MSBAM  WFRBS  GSMC   WFRBS  MSBAM  WFRBS  GSMC   UBS    WFCM   WFRBS  WFRBS
                                                  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2013-  2012-  2012-  2012-  2012-
             Regulation AB Criteria               C17    C12    C15    Gc13   C13    C9     C11    GC10   C4     LC5    C9     C7
Section      Description  Criteria                                            Applicable Criteria

(d)(4)(xv)   Any         Any external             N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2
             External    enhancement or other
             Enhance-    support, identified in
             ment        Item 1114(a)(1) through
                         (3) or Item 1115 of this
                         Regulation AB, is
                         maintained as set forth
                         in the transaction
                         agreements.



Exhibit A (continued)


                                                  UBS    JPMCC  GSMS   MSC    DBUBS  WFRBS  UBS CCMT  CFCRE
                                                  2012-  2012-  2012-  2011-  2011-  2011-  2011-     2011-
             Regulation AB Criteria               C1     CIBX   GC6    C3     LC3    C5     C1        C2
Section      Description  Criteria                                            Applicable Criteria


(d)(4)(xv)   Any         Any external             N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2  N/A^2     N/A^2
             External    enhancement or other
             Enhance-    support, identified in
             ment        Item 1114(a)(1) through
                         (3) or Item 1115 of this
                         Regulation AB, is
                         maintained as set forth
                         in the transaction
                         agreements.



19


(page)


Legend:

^1 This criteria is applicable for the securitization; however, there were no specially serviced loans serviced under this securitization during the reporting period. Therefore no trust/operating advisor actions were required.

^2 With respect to Applicable Servicing Criteria cells in Exhibit A that are denoted with an "N/A^2", the criteria was not in scope for the transaction.

^3 This criteria is applicable for the securitization; however, operating effectiveness could not be tested for 2013 as the first trust advisor report is not due until 2014.

^4 This criteria is applicable for the securitization; however, no Control
   Termination Event occurred during the reporting period; therefore, no Operating Advisor actions were taken.

^5 This criteria is applicable for the securitization; however, no meeting or annual report is required during a Subordinate Control Period, the applicable period for the reporting period. Therefore, no Operating Advisor actions were taken for any assets specially serviced during 2013.


20


(page)


Exhibit B


Name                           Transaction                                                       Period of Service

DBUBS 2011-LC3                 Commercial Mortgage Pass-Through Certificates, DBUBS              January 1, 2013-
                               2011-LC3 pursuant to the Pooling and Servicing Agreement          December 31, 2013
                               dated August 1, 2011

WFRBS 2011-C5                  Commercial Mortgage Pass-Through Certificates, WFRBS              January 1, 2013-
                               2011-C5 pursuant to the Pooling and Servicing Agreement           December 31, 2013
                               dated November 1, 2011

MSC 2011-C3                    Commercial Mortgage Pass-Through Certificates, MSC 2011-          January 1, 2013-
                               C3 pursuant to the Pooling and Servicing Agreement dated          December 31, 2013
                               October 1, 2011

CFCRE 2011-C2                  Commercial Mortgage Pass-Through Certificates, CFCRE              January 1, 2013-
                               2011-C2 pursuant to the Pooling and Servicing Agreement           December 31, 2013
                               dated December 11, 2011

UBS CCMT 2011                  Commercial Mortgage Pass-Through Certificates, UBS                January 1, 2013-
                               CCMT-2011 pursuant to the Pooling and Servicing                   December 31, 2013
                               Agreement dated December 1, 2011

GSMS 2012-GC6                  Commercial Mortgage Pass-Through Certificates, Series             January 1, 2013-
                               2012-GC6 pursuant to the Pooling and Servicing Agreement          December 31, 2013
                               dated February 1, 2012

UBS 2012-C1                    Commercial Mortgage Pass-Through Certificates, Series             January 1, 2013-
                               2012-C1 pursuant to the Pooling and Servicing Agreement           December 31, 2013
                               dated May 1, 2012

JPMCC 2012-CIBX                Commercial Mortgage Pass-Through Certificates, Series             January 1, 2013-
                               2012-CIBX pursuant to the Pooling and Servicing Agreement         December 31, 2013
                               dated June 1, 2012



21


(page)


Exhibit B


Name                           Transaction                                                       Period of Service

WFRBS 2012-C7                  Commercial Mortgage Pass-Through Certificates, Series             January 1, 2013-
                               2012-C7 pursuant to the Pooling and Servicing Agreement           December 31, 2013
                               dated June 1, 2012

WFCM 2012-LC5                  Commercial Mortgage Pass-Through Certificates, Series             January 1, 2013-
                               2012-LC5 pursuant to the Pooling and Servicing Agreement          December 31, 2013
                               dated September 1, 2012

WFRBS 2012-C9                  Commercial Mortgage Pass-Through Certificates, Series             January 1, 2013-
                               2012-C9 pursuant to the Pooling and Servicing Agreement           December 31, 2013
                               dated Octboer 1, 2012

UBS 2012-C4                    Commercial Mortgage Pass-Through Certificates, Series             January 1, 2013-
                               2012-C4 pursuant to the Pooling and Servicing Agreement           December 31, 2013
                               dated December 1, 2012

GSMS 2013-GC10                 Commercial Mortgage Pass-Through Certificates, Series             February 1, 2013-
                               2013-GC10 pursuant to the Pooling and Servicing                   December 31, 2013
                               Agreement dated February 1, 2013

WFRBS 2013-C11                 Commercial Mortgage Pass-Through Certificates, Series             February 1, 2013-
                               2013-C11 pursuant to the Pooling and Servicing                    December 31, 2013
                               Agreement dated February 1, 2013

MSBAM 2013-C9                  Commercial Mortgage Pass-Through Certificates, Series             May 1, 2013 - December
                               2013-C9 pursuant to the Pooling and Servicing                     31, 2013
                               Agreement dated May 1, 2013

WFRBS 2013-C13                 Commercial Mortgage Pass-Through Certificates, Series             May 1, 2013 - December
                               2013-C13 pursuant to the Pooling and Servicing Agreement          31, 2013
                               dated May 1, 2013



22


(page)


Exhibit B


Name                           Transaction                                                       Period of Service

GSMS 2013-GC13                 Commercial Mortgage Pass-Through Certificates, Series             July 1, 2013 - December
                               2013-GC13 pursuant to the Pooling and Servicing                   31, 2013
                               Agreement dated July 1, 2013

WFRBS 2013-C15                 Commercial Mortgage Pass-Through Certificates, Series             August 1, 2013-
                               2013-C15 pursuant to the Pooling and Servicing Agreement          December 31, 2013
                               dated August 1, 2013

MSBAM 2013-C12                 Commercial Mortgage Pass-Through Certificates, Series             October 1, 2013-
                               2013-C12 pursuant to the Pooling and Servicing Agreement          December 31, 2013
                               dated October 1, 2013

WFRBS 2013-C17                 Commercial Mortgage Pass-Through Certificates, Series             November 1, 2013-
                               2013-C17 pursuant to the Pooling and Servicing Agreement          December 31, 2013
                               dated November 1, 2013


23
